UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018 (March 1, 2018)

AAC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powell Place

Brentwood, Tennessee 37207

(Address of principal executive offices) (Zip Code)

(615) 732- 1231

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed by AAC Holdings, Inc., a Nevada corporation (“AAC”), to provide the consolidated financial statements and pro forma financial information that was not included in the Current Report on Form 8-K filed by AAC on March 2, 2018 (the “Original Report”), relating to the acquisition of all of the outstanding capital stock of AdCare, Inc., a Massachusetts corporation (“AdCare”), pursuant to that certain Securities Purchase Agreement, dated as of September 13, 2017, by and among AAC, AAC Healthcare Network, Inc., a Delaware corporation and wholly owned subsidiary of AAC, AdCare and AdCare Holding Trust, a Massachusetts business trust.

The sole purpose of this Amendment is to provide the consolidated financial statements and pro forma financial information required by Item 9.01, which was not included in the Original Report.

Item 9.01Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of AdCare for the years ended September 30, 2017, September 30, 2016, and September 30, 2015, together with the notes thereto and the independent auditors’ reports thereon, are filed as Exhibit 99.1 and are hereby incorporated in this Amendment by reference.

The unaudited financial statements of AdCare for the three months ended December 31, 2017 and 2016, and the notes related thereto, are filed as Exhibit 99.2 and are incorporated in this Amendment by reference.

(b)	Pro Forma Financial Information.

AAC’s unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018, and the notes related thereto, are filed as Exhibit 99.3 and are hereby incorporated in this Amendment by reference.

(c)	Exhibits.

Exhibit No.Description

23.1	Consent of O’Connor, Maloney & Company, P.C., independent auditors.
23.2	Consent of BDO USA, LLP, independent auditor.
99.1

Audited Consolidated Financial Statements of AdCare, Inc. and Subsidiaries for the years ended September 30, 2017, September 30, 2016, and September 30, 2015, together with the notes related thereto and the independent auditors’ reports thereon.

99.2	Unaudited Condensed Consolidated Financial Statements of AdCare, Inc. and Subsidiaries for the three months ended December 31, 2017 and 2016, and the notes related thereto.
99.3	Unaudited pro forma condensed combined statements of operations of AAC Holdings, Inc. for the year ended December 31, 2017 and the three months ended March 31, 2018, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chairman and Chief Executive Officer

Date: May 17, 2018